Exhibit 10.24

Supplemental Agreement to the Share Transfer Agreement

Party A (Transferor): Guangzhou Cornerstone Asset Management Co., Ltd.

Address: Room 1812, 49F, Guangzhou CTF Finance Center, No. 6 Zhujiang East Road, Zhujiang New Town, Tianhe, Guangzhou Guangdong Province

Party B (Transferee): Huang Fusheng

Address: Suite 502, No. 261, Huangfu West Avenue, Tianhe, Guangdong Province

Party C: Beijing Cornerstone Asset Management Co., Ltd. (hereinafter the “Target Company”)

Address: 15F, No.79 Jianguo Road, Chaoyang District, Beijing

This Agreement is the supplementary agreement of the Share Transfer Agreement signed by the Parties on June 10, 2019. The Parties hereby agree as follows through friendly negotiation:

Article 1. Change of Payment

Article 2.1 of the original Agreement is amended as follows: “The total price for the transfer of Target Share is RMB23,000,000 yuan. Party B shall pay the price in three installments: the first installment RMB3,000,000 shall be paid on or before September 30, 2019; the second installment RMB10,000,000 shall be paid on or before December 31, 2019, and the third installment RMB10,000,000 shall be paid on or before March 31, 2021.

Party A’s bank account for receiving the payment is as follows:

Account Name: Guangzhou Cornerstone Asset Management Co., Ltd.

Account No.: 640566028533

Opening Bank: Bank of China Guangzhou Pearl River Branch”

Article 2. The Parties agree that the rights and obligations of the Parties shall be subject to the Share Transfer Agreement signed on June 10, 2019 and this Supplementary Agreement. If there is any discrepancy between the document registered by the administration authority for industry and commerce and the Share Transfer Agreement signed on June 10, 2019 as well as this Supplementary Agreement, the clauses of the Share Transfer Agreement signed on June 10, 2019 and this Supplementary Agreement shall prevail.

Article 3. Others

1.	If there is any discrepancy between the Agreement and the Share Transfer Agreement, the provisions of this Agreement shall prevail.

2.	Neither Party may transfer its rights and liabilities under this Agreement without the prior written approval of the other Parties.

3.	This Agreement is signed in three copies, with each Party holding one copy. All the copies are equally effective.

Party A (Seal): (seal of Guangzhou Cornerstone Asset Management Co., Ltd.)

Date: June 10, 2019

Party B (Seal): /s/ Huang Fusheng

Date: June 10, 2019

Party C (Seal): (seal of Beijing Cornerstone Asset Management Co., Ltd.)

Date: June 10, 2019